[EXHIBIT 4.1]

                 SPECIMEN STOCK CERTIFICATE

Number _________                            Shares __________

     Incorporated under the Laws of the State of Florida

               UniPro Financial Services, Inc.
            Authorized to issue 70,000,000 shares

65,000,000 common shares    3,000,000 Series I Cnv Pfd shares
  par value $.001 each               par value $.001 each
                          2,000,000 No-Par Non designated Pfd

This certifies that _________________________________--______
is the owner of _____________________________________________
fully paid and
non-assessable Shares of the Common Shares of UniPro Financial Services, Inc. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation this ______ day of _____-____ A.D._____


                      ---------------------------------------
                                                    President

                              [SEAL]

             (Reverse side of stock certificate)
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.
TEN COM -- as tenants in common; TEN ENT -- as tenants by the entireties;
JT TEN --as joint tenants with right of survivorship and not as tenants in common; UNIF GIFT MIN ACT -- ____________ Custodian _________ (Minor) under Uniform Gifts to Minors Act ______________ (State);

For value received, the undersigned hereby sells, assigns and
transfers   unto  ___________________________________________
(please insert social security or other identifying number of assignee) _____________________.


_____________________________________________________________
 (please print or typewrite name and address of assignee) ________________________________ Shares represented by the within Certificate, and hereby irrevocably constitutes and appoints __________________________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ___________________     ______________________________

Medallion Signature Guarantee Required


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.


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